P . 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS Investor Presentation February 2023 EXHIBIT 99.1

P . 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS THIS QUARTERLY PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH HOLDINGS, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANY BELIEVES THE EXPECTATIONS REFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED THAT SUCH FORWARD- LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS QUARTERLY PRESENTATION. SUCH FACTORS AND RISKS MAY INCLUDE, WITHOUT LIMITATION, RISKS RELATED TO THE REGULATORY ENVIRONMENT IN WHICH THE COMPANY OPERATES; RISKS ASSOCIATED WITH THE LEGAL AND REGULATORY PROCEEDINGS THAT THE COMPANY IS A PARTY TO, OR MAY BECOME A PARTY TO IN THE FUTURE, INCLUDING THE CONSUMER FINANCIAL PROTECTION BUREAU (THE “CFPB”) LAWSUIT FILED AGAINST THE COMPANY, THE PUTATIVE SHAREHOLDER SECURITIES CLASS ACTION LAWSUIT FILED AGAINST THE COMPANY, THE PUTATIVE SHAREHOLDER SECURITIES CLASS ACTION LAWSUIT FILED AGAINST THE COMPANY, RISKS RELATED TO THE AMERICAN FIRST FINANCE (“AFF”) TRANSACTION AND THE COMPANY’S OTHER ACQUISITIONS, INCLUDING THE FAILURE OF THE TRANSACTION TO DELIVER THE ESTIMATED VALUE AND BENEFITS EXPECTED BY THE COMPANY; POTENTIAL CHANGES IN CONSUMER BEHAVIOR AND SHOPPING PATTERNS WHICH COULD IMPACT DEMAND FOR THE COMPANY’S PAWN LOAN, RETAIL, LEASE-TO-OWN (“LTO”) AND RETAIL FINANCE PRODUCTS, INCLUDING, AS A RESULT TO, CHANGES IN THE GENERAL ECONOMIC CONDITIONS; LABOR SHORTAGES AND INCREASED LABOR COSTS; A DETERIORATION IN THE ECONOMIC CONDITIONS IN THE UNITED STATES AND LATIN AMERICA, INCLUDING AS A RESULT OF INFLATION AND RISING INTEREST RATES, WHICH POTENTIALLY COULD HAVE AN IMPACT ON DISCRETIONARY CONSUMER SPENDING AND DEMAND FOR THE COMPANY’S PRODUCTS; CURRENCY FLUCTUATIONS, PRIMARILY INVOLVING THE MEXICAN PESO; COMPETITION THE COMPANY FACES FROM OTHER RETAILERS AND PROVIDERS OF RETAIL PAYMENT SOLUTIONS; THE ABILITY OF THE COMPANY TO SUCCESSFULLY EXECUTE ON ITS BUSINESS STRATEGIES; AND OTHER RISKS DISCUSSED AND DESCRIBED IN THE COMPANY’S MOST RECENT ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS QUARTERLY PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS QUARTERLY PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW. Cautionary Statement Regarding Forward-Looking Statements

FirstCash
NASDAQ: FCFS

FirstCash®

WE ARE THE LEADING OPERATOR OF PAWN STORES IN THE U.S. AND LATIN AMERICA, AND WITH THE ACQUISITION OF AMERICAN FIRST FINANCE, ARE A LEADING PROVIDER OF RETAIL POINT-OF-SALE ("POS") PAYMENT SOLUTIONS FOCUSED ON SERVING CREDIT-CONSTRAINED CONSUMERS



PAWN OPERATIONS

— **U.S. Pawn Segment**: Operations in 25 States and the District of Columbia

— **Latin America Pawn Segment**: Operations in Mexico, Guatemala, Colombia and El Salvador

— **Pawn Operations Represent Approximately 80% of Segment Earnings**

RETAIL POS PAYMENT SOLUTIONS

— **RETAIL POS PAYMENT SOLUTIONS SEGMENT**: AMERICAN FIRST FINANCE ("AFF") PROVIDES LEASE-TO-OWN ("LTO") PRODUCTS AND OTHER RETAIL FINANCING PAYMENT OPTIONS

— **AVAILABLE IN ALL 50 STATES IN THE U.S., THE DISTRICT OF COLUMBIA AND PUERTO RICO**OPERATIONS IN MEXICO, GUATEMALA, COLOMBIA AND EL SALVADOR

FORECAST 2023 SEGMENT INCOME


80%
PAWN
RETAIL POS PAYMENT SOLUTIONS

FIRSTCASH HOLDINGS, INC.
P. 3

P . 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS PAWN OPERATIONS

P . 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSPAWN OVERVIEW PAWN LOANS ‒ NON-RECOURSE LOANS FULLY COLLATERALIZED WITH PERSONAL PROPERTY ‒ NON-RECOURSE LOANS ARE SAFE AND AFFORDABLE FOR THE CONSUMERS AND DON'T REQUIRE A CREDIT SCORE ‒ COLLATERAL HELD IN SECURE BACKROOM OF STORE ‒ RAPID LIQUIDATION OF FORFEITED COLLATERAL THROUGH PAWNSHOP RETAIL OPERATIONS PAWN LOANS ARE SMALL AND AFFORDABLE WITH A SHORT DURATION ‒ TYPICALLY, 30-TO-60-DAY TERM ‒ AVERAGE LOAN SIZE: 1 3 2 As of 12/31/2022 $83 $247 $0 $50 $100 $150 $200 $250 $300 LATAM U.S. TYPICAL PAWN TRANSACTION CYCLE TOTAL TRANSACTION TIME LESS THAN 15 MINUTES RETAIL SALES TYPICAL MARGIN: 35% - 45% PAWN SERVICE FEES MONTHLY YIELD: 12% - 13% CUSTOMER DOES NOT REPAY LOAN OR FEE CUSTOMER REPAYS LOAN & PAWN SERVICE FEE ~25% - 30% ~70% - 75% CUSTOMER ENTERS STORE WITH PERSONAL ASSET ~25% ~75% SELLS ASSET TO COMPANY PAWN LOAN (COLLATERALIZED WITH ASSET)

P . 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS $547 $605 $647 $709 $773 $817 $806 $772 $733 $706 $733 $765 $786 $715 $676 $793 $0 $250 $500 $750 $1,000 $1,250 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Financial Crisis COVID $3.3 $3.9 $4.3 $4.8 $4.9 $5.2 $5.3 $5.1 $5.1 $5.4 $5.9 $5.9 $6.0 $5.0 $5.3 $5.6 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Financial Crisis COVID PAWN RECEIVABLES ARE FULLY COLLATERALIZED AND NOT SUBJECT TO CONSUMER CREDIT RISK CREDIT TIGHTENING BY UNSECURED LENDERS DRIVES INCREASED DEMAND FOR PAWN DURING THE FINANCIAL CRISIS, LEGACY FIRST CASH STORES IN THE U.S. SAW A 50% INCREASE IN PAWN RECEIVABLES FROM 2007 TO 2012. LATAM STORES SAW GROWTH OF 31% OVER THE SAME PERIOD 2022 PERFORMANCE WAS AT OR NEAR 2012 RESULTS DURING THE GREAT FINANCIAL CRISIS Pawn Business Has Historically Performed Well Across Most Economic Cycles LATAM LEGACY1 CORE GROSS PROFIT PESO $ IN MILLIONS — AVG ANNUAL PER STORE DOMESTIC LEGACY1 CORE GROSS PROFIT $ IN THOUSANDS — AVG ANNUAL PER STORE 1 Core pawn GP from legacy U.S. and LatAm First Cash stores in operation since 2007 1 2 3 4

Pawn Collateral and Inventory Composition

Jewelry | Electronics | Tools | Sporting Goods | Musical Instruments | Other

U.S. Pawn


70%
11%
Pawn Collateral
59%
14%
Inventory

LatAm Pawn


33%
48%
Pawn Collateral
29%
54%
Inventory

Consolidated Pawn


59%
22%
Pawn Collateral
50%
26%
Inventory

As of 12/31/2022

FIRSTCASH HOLDINGS, INC.
P. 7

P . 8F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS 66 123 282 595 906 2,085 2,679 2,872 1988 1989 – 1996 1997 – 2001 2002 – 2005 2006 - 2010 2011 – 2013 2014 – 2016 2017 – 2019 2020 – 2022 FirstCash Pawn Segment History Primary long-term business plan is to continue growing pawn revenues and income by opening new (“de novo”) retail pawn locations, acquiring existing pawn stores in strategic markets and increasing revenue and operating profits in existing stores FIRST ACQUIRED STORE SUITLAND, MD USA FIRST STORE 1988 HALTOM CITY, TX USA 100+ STORES IN MEXICO OVER 260 DE NOVO STORES OPENINGS 500TH LATAM STORE OPENED FIRST STORES IN MEXICO 100TH DE NOVO STORE WORLDWIDE 500TH DE NOVO STORE OPENED 300+ TOTAL STORES IN MEXICO CASH AMERICA MERGER: (OVER 800 U.S. STORES) MAXI PRENDA ACQUISITION: (FIRST STORES IN GUATEMALA & EL SALVADOR) 530+ STORE ACQUISITION FIRST STORES IN COLOMBIA 320 STORES ADDED SINCE 2020 181 NEW STORE OPENINGS AND 139 ACQUIRED SINCE 2017 — 1,097 PAWN STORES HAVE BEEN OPENED OR ACQUIRED 1 As of 12/31/2022

ESG: Sustainability is Core to FirstCash

Replacing Take → Make → Dispose with Buy → Use → Return

FirstCash
NASDAQ: FCFS

PAWNSHOPS PIONEERED CIRCULAR ECONOMY

— NEIGHBORHOOD-BASED STORES CONTRIBUTE TO THE MODERN "CIRCULAR ECONOMY"

EXTENDING LIFE CYCLE OF CONSUMER PRODUCTS

— INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE'S GEOGRAPHIC NEIGHBORHOOD

SAVING WATER AND CARBON EMISSIONS WITH NO PACKAGING OR HAZARDOUS WASTE

— LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES CARBON FOOTPRINT OF MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES

SAFE ENVIRONMENT

— BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS



FIRSTCASH HOLDINGS, INC.

P. 9

FirstCash
NASDAQ: FCFS

ESG: Commitment to Social Responsibility



1 Employee Empowerment

- Employee-training programs that promote customer service and professionalism
- Specialized skill training programs in lending practices, merchandise valuation and regulatory compliance
- Profit sharing programs which pay on average 4-5% of gross profit directly to employees

2 Customer and Employee Protections

- Strict COVID-19 safety protocols
- Robust consumer and corporate compliance programs
- Privacy and data protection policies

3 Diverse Workplace


Global Gender
All Employees
Management
56%
44%
54%
46%
Women
Men


U.S. Race & Ethnicity
All Employees
Management
71%
29%
65%
35%
Diverse
Non-Diverse

As of 12/31/2022

FIRSTCASH HOLDINGS, INC.
P. 10

P . 1 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS OVER 1,100 U.S. LOCATIONS IN 25 STATES AND THE DISTRICT OF COLUMBIA o OPERATIONS FOCUSED IN STATES WITH: – GROWING POPULATIONS – FAVORABLE DEMOGRAPHICS – STABLE REGULATIONS o SIGNIFICANT UNDERBANKED DEMOGRAPHICS o CONTINUED OPPORTUNITIES FOR ACQUISITIONS IN EXISTING MARKETS – HIGHLY FRAGMENTED INDUSTRY – PRIMARILY ROLLUPS OF SMALL INDEPENDENT OPERATORS (1 TO 30 STORES) DOMESTIC PAWN SEGMENT

P . 1 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSU.S. Pawn Segment — Over 1,100 Locations 1,101 Retail Pawn Store Locations Across 25 U.S. States and the District of Columbia NV AK WA LA UT NE AZ CO TX MO OK IL IN OH GAAL FL KY TN NC VA WY SC 30 27 27 457 6 1 6 25 1 17 25 29 23 22 62 50 4323 88 49 24 6 27 MD 28 DC 3 FORT WORTH, TX FIRSTCASH HEADQUARTERS 2 MS 27 27 22 46 30 0 10 20 30 40 50 2018 2019 2020 2021 2022 RETAIL PAWN STORE LOCATIONS ATTRACTIVE ACQUISITION OPPORTUNITIES PAWNSHOPS PIONEERED CIRCULAR ECONOMY ‒ 30 PAWN STORES ACQUIRED IN 2022 ‒ 14 STORES IN AL, 13 IN TX AND 3 IN FL ‒ 46 PAWN STORES ACQUIRED IN 2021 ‒ 28 STORES IN TX, 12 IN FL, 3 IN LA, 2 IN MS AND 1 IN AL U.S. PAWN STORES ACQUIRED BY YEAR As of 12/31/2022

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 1 3 $304 $339 $177 $194 $0 $100 $200 $300 $400 $500 Q4 2021 Q4 2022 Q4 2021 Q4 2022 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP Q4 2022 U.S. Pawn Segment Highlights — $ in Millions +12% +9% $269 $220 $256 $282 $0 $100 $200 $300 $400 Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 SEGMENT REVENUE SEGMENT CONTRIBUTION TOTAL PAWN RECEIVABLES $73 $83 $0 $25 $50 $75 $100 $125 Q4 2021 Q4 2022 122% 138% 148% 174% 170% 156% 0% 50% 100% 150% 200% $0 $250 $500 $750 $1,000 2017 2018 2019 2020 2021 2022 SCRAP GP RETAIL GP PAWN FEES GP RETURN/EARNING ASSETS 38% 42% 44% 42% 20% 19% 22% 23% 0% 15% 30% 45% 60% Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 TTM RETAIL MARGIN TTM SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETS MARGIN: RETAIL SALES & SEGMENT PROFIT +15%

P . 1 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS OVER 1,770 LATIN AMERICA LOCATIONS IN FOUR COUNTRIES o LATIN AMERICA CONTINUES TO BE THE SIGNIFICANT STORE GROWTH VEHICLE o SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION o RUNWAY FOR CONTINUED STORE OPENINGS AND STRATEGIC ACQUISITIONS LATAM PAWN SEGMENT

P . 1 5F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSFirstCash LatAm Growth Store Count and Net Revenue — $ in Millions 737 955 999 1,379 1,623 1,702 1,744 1,771 0 600 1,200 1,800 2,400 2015 2016 2017 2018 2019 2020 2021 2022 STORE COUNT NET REVENUE GROWTH $196 $227 $255 $289 $343 $288 $319 $354 $196 $263 $299 $343 $407 $369 $396 $434 $0 $100 $200 $300 $400 $500 2015 2016 2017 2018 2019 2020 2021 2022 NET REVENUE, USD $ CC NET REVENUE, 2015 MXN @ 15.85 As of 12/31/2022

F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS P . 1 6 $166 $200 $86 $99 $0 $50 $100 $150 $200 $250 Q4 2021 Q4 2022 Q4 2021 Q4 2022 REVENUE NET REVENUE RETAIL PAWN FEES SCRAP Q4 2022 LatAm Pawn Segment Highlights — All in U.S $ Millions , Except Total Pawn Receivables Shown in Peso $ Billions +20% +15% $1.8 $1.7 $1.8 $2.0 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 SEGMENT REVENUE SEGMENT CONTRIBUTION TOTAL PAWN RECEIVABLES $36 $43 $0 $25 $50 $75 $100 Q4 2021 Q4 2022 196% 185% 178% 193% 195% 192% 0% 50% 100% 150% 200% 250% $0 $250 $500 2017 2018 2019 2020 2021 2022 SCRAP GP RETAIL GP PAWN FEES GP RETURN/EARNING ASSETS 34% 37% 37% 36% 22% 19% 21% 21% 0% 15% 30% 45% 60% Q 4 20 19 Q 1 Q 2 Q 3 Q 4 20 20 Q 1 Q 2 Q 3 Q 4 20 21 Q 1 Q 2 Q 3 Q 4 20 22 TTM RETAIL MARGIN TTM SEGMENT PRE-TAX PROFIT MARGIN RETURN ON EARNING ASSETS MARGIN: RETAIL SALES & SEGMENT PROFIT +19%

P . 1 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSRETAIL POS PAYMENT SOLUTIONS OPERATIONS

Retail POS Payment Solution Overview

FirstCash
NASDAQ: FCFS

Payment Solutions for All 50 States

Lease-to-Own | Retail Installment | Bank Loans

Apply – In Store or Online
Available at over 9,200 merchant partner locations

Instant Decisions – Total Transparency
Decisions are issued quickly upon review of application

Take Items Home – Same Day!
Customers take items home same day or arrange for delivery

Auto-Payments – Pay As You Go
Auto-Pay managed online by the customer

2022 Originations by Product Category



Automotive
Jewelry
20%
5%
52%
Furniture
23%
Other

FIRSTCASH HOLDINGS, INC.
P. 18

Expanded Product Offerings

Enhance FirstCash's Core Pawn Business

FirstCash
NASDAQ: FCFS

SIGNIFICANTLY DIVERSIFYING FIRSTCASH'S BUSINESS AND PROVIDING A NEW SOURCE OF REVENUE GROWTH

1. PROVIDES PRODUCT AND REVENUE DIVERSIFICATION UTILIZING TECHNOLOGY DRIVEN PAYMENT SOLUTIONS
2. ADDED LTO PAYMENT OPTION TO ALMOST 1,100 U.S. PAWN STORES IN SECOND HALF 2022
3. POTENTIAL FOR AFF CUSTOMERS TO RETURN LEASED MERCHANDISE AT FIRSTCASH PAWN LOCATIONS
4. LONGER TERM, FIRSTCASH EXPECTS TO EXPLORE OPPORTUNITIES FOR POTENTIAL LTO AND RETAIL FINANCE PRODUCTS IN LATAM

2022 CONSOLIDATED NET REVENUE (ADJUSTED)



3% BANK LOAN
5% RETAIL INSTALLMENT
82% PAWN
10% LEASE-TO-OWN

FIRSTCASH HOLDINGS, INC.

P. 19

NASDAQ: FCFS
P. 20

Q4 2022 AFF POS Payment Solutions

Segment Highlights — $ in Millions

Door Count


+41%
9,200
Q4 2021
Q4 2022

Outstanding Customer Balances


+2%
$431
Fin. Rec.
LTO Merch
Fin. Rec.
LTO Merch
Q4 2021
Q4 2022

Gross Transaction Volume


+5%
$851
2021
2022

1. **Continued Growth**
   - AFF continued to grow market share in the retail POS payment solutions space with a 41% increase in door count

2. **Revenues**
   - Segment revenues from LTO fees and consumer finance receivables for the fourth quarter of 2022 totaled $213 million on a GAAP basis, or $221 million on an adjusted basis, which excludes the impacts of fair value purchase accounting

3. **Pre-Tax Operating Income**
   - Segment pre-tax operating income for the fourth quarter of 2022 totaled $22 million on a GAAP basis, or $31 million on an adjusted basis, excluding non-cash purchase accounting impacts

FIRSTCASH HOLDINGS, INC.

P . 2 1F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS FINANCIAL HIGHLIGHTS

P . 2 2F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS $232 $222 $223 $469 $222 $292 $102 $313 $223 $293 $114 $315 $0 $100 $200 $300 $400 $500 $600 2019 2020 2021 2022 OPER. CASH FLOW FREE CASH FLOW ADJ. FREE CASH FLOW Consolidated Operating Results — $ in Millions, Except per Share Amounts $165 $107 $125 $253 $168 $125 $161 $246 $0 $60 $120 $180 $240 $300 2019 2020 2021 2022 NET INCOME ADJUSTED NET INCOME $3.81 $2.56 $3.04 $5.36 $3.89 $3.01 $3.94 $5.19 $0.00 $1.20 $2.40 $3.60 $4.80 $6.00 2019 2020 2021 2022 EPS ADJUSTED EPS $1,864 $1,631 $1,699 $2,729 $1,864 $1,631 $1,701 $2,772 $0 $700 $1,400 $2,100 $2,800 $3,500 2019 2020 2021 2022 REVENUE ADJUSTED REVENUE $299 $214 $244 $497 $304 $237 $290 $437 $0 $120 $240 $360 $480 $600 2019 2020 2021 2022 EBITDA ADJUSTED EBITDA 1 Non-GAAP financial measure. See reconciliation of non-GAAP financial measures elsewhere in this presentation 11 1 11 $588 $557 $1,189 $1,272 1.9 2.4 4.1 2.9 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 $0 $250 $500 $750 $1,000 $1,250 $1,500 2019 2020 2021 2022 NET DEBT NET DEBT TO ADJ. EBITDA 1

P . 2 3F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS As of 12/31/2022 Cash Dividends & Share Repurchases $0.125 $0.19 $0.22 $0.25 $0.27 $0.27 $0.30 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.30 $0.125 $0.19 $0.22 $0.25 $0.27 $0.30 $0.33 $0.19 $0.20 $0.25 $0.27 $0.27 $0.30 $0.33 $0.57 $0.77 $0.91 $1.02 $1.08 $1.17 $1.26 $1.32 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 2016 2017 2018 2019 2020 2021 2022 CURRENT ANNUAL RUN-RATE QUARTER 1 QUARTER 2 QUARTER 3 QUARTER 4 CASH DIVIDEND HISTORY ACTIVE SHARE REPURCHASE PROGRAM $275 $114 $107 $50 $158 $93 $368 $482 $588 $638 $796 1,616 4,959 6,264 7,691 8,379 10,583 0 3,000 6,000 9,000 12,000 15,000 18,000 $0 $150 $300 $450 $600 $750 $900 2017 2018 2019 2020 2021 2022 C U M U LA TI V E C O U N T S H A R E R EP U R C H A SE D C U M U LA TI V E S H A R E R EP U R C H A SE S (M IL LI O N S ) ANNUAL REPURCHASES – CURRENT YEAR CUMULATIVE COUNT SHARES REPURCHASED GOLD OUTLINE IDENTIFIES QUARTERLY DIVIDEND INCREASE CURRENT BUYBACK AUTHORIZATIONS PROVIDE FOR $114 MILLION OF FUTURE REPURCHASES

P . 2 4F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS As of 12/31/2022 Growth Investments & Shareholder Payouts — Since 2009 — $ in Millions $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 CUMULATIVE TOTAL $3.3 BILLION $726 $1,329 $1,213 STOCK REPURCHASES & DIVIDENDS ‒ 16 MILLION SHARES REPURCHASED ‒ $293 MILLION IN CUMULATIVE DIVIDENDS PAID ACQUISITION INVESTMENTS ‒ 313 PAWN STORES ACQUIRED IN U.S. ‒ 870 PAWN STORES ACQUIRED IN LATIN AMERICA ‒ $487M CASH PORTION OF AFF ACQUISITION CAPITAL EXPENDITURES ‒ 822 DE NOVO STORE OPENINGS ‒ 292 PROPERTIES PURCHASED (SINCE 2009) ‒ 298 PROPERTIES CURRENTLY OWNED 1 2 3

FirstCash
NASDAQ: FCFS

INVESTMENT RECAP

1 PAWN FOCUSED BUSINESS MODEL

- SMALL SECURED PAWN LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED OR NO ACCESS TO TRADITIONAL CREDIT PRODUCTS
- DIVERSIFIED LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE WITH STRONG MARGINS AND CASH FLOWS
- RESILIENT PAWN FOCUSED BUSINESS MODEL, WITH LIMITED CREDIT RISK

2 PROVEN MULTI-COUNTRY GROWTH STRATEGY

- MATURE U.S. BUSINESS GENERATES SIGNIFICANT CASH FLOW WITH CONTINUED GROWTH THROUGH ROLL-UP ACQUISITIONS
- RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND LARGE FORMAT COMPETITION IS LIMITED
- ADDITIONAL GROWTH EXPECTED FROM RETAIL POS PAYMENT SOLUTION REVENUES

3 STRONG BALANCE SHEET FUNDS GROWTH, ACQUISITIONS, SHARE BUYBACKS AND DIVIDENDS

With over 12 million individual pre-owned items sold annually, we believe we are one of the largest resellers of recycled consumer products in the Americas...






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FIRSTCASH HOLDINGS, INC.
P. 25

P . 2 6F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS APPENDIX SECTION

P . 2 7F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFSNon-GAAP Financial Information Please reference the Form 10-K filed on 02/06/2023 for further explanation THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, ADJUSTED RETAIL POS PAYMENT SOLUTIONS SEGMENT METRICS AND CONSTANT CURRENCY RESULTS AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER-PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED UNDER THE SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORS BECAUSE MANAGEMENT BELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S CORE OPERATING PERFORMANCE AND PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON- GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY-TITLED MEASURES OF OTHER COMPANIES. WHILE ACQUISITIONS ARE AN IMPORTANT PART OF THE COMPANY’S OVERALL STRATEGY, THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL CALCULATIONS TO EXCLUDE MERGER AND ACQUISITION EXPENSES, INCLUDING THE COMPANY’S TRANSACTION EXPENSES INCURRED IN CONNECTION WITH ITS ACQUISITION OF AFF AND THE IMPACTS OF PURCHASE ACCOUNTING WITH RESPECT TO THE AFF ACQUISITION, IN ORDER TO ALLOW MORE ACCURATE COMPARISONS OF THE FINANCIAL RESULTS TO PRIOR PERIODS. IN ADDITION, THE COMPANY DOES NOT CONSIDER THESE MERGER AND ACQUISITION EXPENSES TO BE RELATED TO THE ORGANIC OPERATIONS OF THE ACQUIRED BUSINESSES OR ITS CONTINUING OPERATIONS, AND SUCH EXPENSES ARE GENERALLY NOT RELEVANT TO ASSESSING OR ESTIMATING THE LONG-TERM PERFORMANCE OF THE ACQUIRED BUSINESSES. MERGER AND ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. THE COMPANY HAS CERTAIN LEASES IN MEXICO WHICH ARE DENOMINATED IN U.S. DOLLARS. THE LEASE LIABILITY OF THESE U.S. DOLLAR DENOMINATED LEASES, WHICH IS CONSIDERED A MONETARY LIABILITY, IS REMEASURED INTO MEXICAN PESOS USING CURRENT PERIOD EXCHANGE RATES, RESULTING IN THE RECOGNITION OF FOREIGN CURRENCY EXCHANGE GAINS OR LOSSES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE REMEASUREMENT GAINS OR LOSSES BECAUSE THEY ARE NON-CASH, NON-OPERATING ITEMS THAT COULD CREATE VOLATILITY IN THE COMPANY’S CONSOLIDATED RESULTS OF OPERATIONS DUE TO THE MAGNITUDE OF THE END OF PERIOD LEASE LIABILITY BEING REMEASURED AND TO IMPROVE COMPARABILITY OF CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. IN CONJUNCTION WITH THE CASH AMERICA MERGER IN 2016, THE COMPANY RECORDED CERTAIN LEASE INTANGIBLES RELATED TO ABOVE- OR BELOW-MARKET LEASE LIABILITIES OF CASH AMERICA WHICH ARE INCLUDED IN THE OPERATING LEASE RIGHT OF USE ASSET ON THE CONSOLIDATED BALANCE SHEETS. AS THE COMPANY CONTINUES TO OPPORTUNISTICALLY PURCHASE REAL ESTATE FROM LANDLORDS AT CERTAIN CASH AMERICA STORES, THE ASSOCIATED LEASE INTANGIBLE, IF ANY, IS WRITTEN OFF AND GAIN OR LOSS IS RECOGNIZED. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE THESE GAINS OR LOSSES GIVEN THE VARIABILITY IN SIZE AND TIMING OF THESE TRANSACTIONS AND BECAUSE THEY ARE NON- CASH, NON-OPERATING GAINS OR LOSSES. THE COMPANY BELIEVES THIS IMPROVES COMPARABILITY OF OPERATING RESULTS FOR CURRENT PERIODS PRESENTED WITH PRIOR PERIODS. CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANT CURRENCY RESULTS REPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE PRIOR-YEAR COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD- OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR, WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR.

Reconciliations of Non-GAAP Financial Measures

to GAAP Financial Measures

FirstCash NASDAQ: FCFS

	Y/E 2019		Y/E 2020		Y/E 2021		Y/E2022	
	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share	Dollars	Per Share
Net Income and Diluted Earnings per Share, as Reported	$164,618	$3.81	$106,579	$2.56	$124,909	$3.04	$253,495	$5.36
Adjustments, Net of Tax:								
Merger and Acquisition Expenses	1,276	0.03	991	0.02	11,872	0.29	2,878	0.06
Non-Cash Foreign Currency (Gain) Loss Related to Lease Liability	(653)	(0.01)	874	0.02	451	0.01	(930)	(0.02)
AFF Purchase Accounting Adjustments	–	–	–	–	37,278	0.91	82,432	1.74
Gain on Revaluation of Contingent Acquisition Consideration[1]	–	–	–	–	(13,761)	(0.33)	(90,035)	(1.91)
Other Expenses (Income), Net	2,659	0.06	7,672	0.19	730	0.02	(2,103)	(0.04)
Loss on Extinguishment of Debt	–	–	9,037	0.22	–	–	–	–
Adjusted Net Income	$167,900	$3.89	$125,153	$3.01	$161,479	$3.94	$245,737	$5.19

[1] The gain on revaluation of contingent acquisition consideration is the result of the change in the estimated fair value of the contingent acquisition consideration liability, which as of December 31, 2022 had an estimated fair value of $0. Given the macro-driven slowdown in origination activity compared to the forecasts at the time the AFF acquisition was negotiated in the summer of 2021, the Company no longer expects to pay any material amount of the contingent consideration as of December 31, 2022.

[2] Includes $1 million of intersegment transactions related to the Company offering AFF's LTO payment solution as a payment option in its U.S. pawn stores that are eliminated upon consolidation.

[3] As reported acquired leased merchandise was recorded at fair value (which includes estimates for charge-offs) in conjunction with purchase accounting. Adjustment represents the difference between the original depreciated cost and fair value of the remaining acquired leased merchandise.

[4] As reported allowance for lease losses as of December 31, 2021 represents the provision for lease losses for leases originated between December 17, 2021 and December 31, 2021. Adjustment represents the remaining allowance for lease losses of acquired leased merchandise, which is included in the fair value of the acquired leased merchandise described in [3] above

[5] As reported acquired finance receivables were recorded at fair value in conjunction with purchase accounting. Adjustment represents the difference between the original amortized cost basis and fair value of the remaining acquired finance receivables.

As of December 31, 2022	As Reported (GAAP)	Adjustments	Adjusted (Non-GAAP)
Leased Merchandise, Before Allowance for Lease Losses	$233,974	–	$233,974
Less Allowance for Lease Losses	(79,576)	–	(79,576)
Leased Merchandise, Net[2]	$154,398	–	$154,398

As of December 31, 2021	As Reported (GAAP)	Adjustments	Adjusted (Non-GAAP)
Leased Merchandise, Before Allowance for Lease Losses[3]	$149,386	53,829	$203,215
Less Allowance for Lease Losses[4]	(5,442)	(61,526)	(66,968)
Leased Merchandise, Net	$143,944	(7,697)	$136,247

As of December 31, 2022	As Reported (GAAP)	Adjustments	Adjusted (Non-GAAP)
Finance Receivables, Before Allowance for Loan Losses	$188,327	–	$188,327
Less Allowance for Loan Losses	(84,833)	–	(84,833)
Finance Receivables, Net	$103,494	–	$103,494

As of December 31, 2021	As Reported (GAAP)	Adjustments	Adjusted (Non-GAAP)
Finance Receivables, Before Allowance for Loan Losses[5]	$256,595	($42,657)	$213,938
Less Allowance for Loan Losses	(75,574)	–	(75,574)
Finance Receivables, Net	$181,021	($42,657)	$138,364

FIRSTCASH HOLDINGS, INC.

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FirstCash®
NASDAQ: FCFS

Reconciliations of Non-GAAP Financial Measures

to GAAP Financial Measures

	Y/E 2019	Y/E 2020	Y/E 2021	Y/E 2022
Net Income	$164,618	$106,579	$124,909	$253,495
Income Taxes	59,993	37,120	41,593	70,138
Depreciation and Amortization	41,904	42,105	45,906	103,832
Interest Expense	34,035	29,344	32,386	70,708
Interest Income	(1,055)	(1,540)	(696)	(1,313)
EBITDA	$299,495	$213,608	$244,098	$496,860
Adjustments:				
Merger and Acquisition Expenses	1,766	1,316	15,449	3,739
Non-Cash Foreign Currency (Gain) Loss Related to Lease liability	(933)	1,249	644	(1,329)
AFF Purchase Accounting Adjustments[1]	–	–	43,362	50,354
Gain on Revaluation of Contingent Acquisition Consideration	–	–	(17,871)	(109,549)
Other Expenses (Income), Net	3,454	9,064	949	(2,731)
Loss on Extinguishment of Debt	–	11,737	–	–
Adjusted EBITDA	$303,782	$236,974	$289,631	$437,344

[1] Excludes $56.7 million and $2.1 million of amortization expense related to identifiable intangible assets as a result of the AFF Acquisition for the twelve months ended December 31, 2022 and 2021, respectively, which is already included in the add-back of depreciation and amortization to net income used to calculate EBITDA.

	Y/E 2019	Y/E 2020	Y/E 2021	Y/E 2022
Cash Flow From Operating Activities	$231,596	$222,264	$223,304	$469,305
Cash Flow From Investing Activities:				
Pawn Loans, Net[1]	21,650	105,418	(73,340)	(35,817)
Finance Receivables, Net	12,756	1,590	(5,844)	(85,353)
Purchase of Furniture, Fixtures, Equipment and Improvements	(44,311)	(37,543)	(42,022)	(35,586)
FREE CASH FLOW	$221,691	$291,729	$102,098	$312,549
Merger and Acquisition Expenses Paid, Net of Tax Benefit	1,276	991	11,872	2,878
ADJUSTED FREE CASH FLOW	$222,967	$292,720	$113,970	$315,427

[1] Includes the funding of new loans net of cash repayments and recovery of principal through the sale of inventories acquired from forfeiture of pawn collateral.

	Y/E 2019	Y/E 2020	Y/E 2021	Y/E 2022
Total Revenue, as Reported	$1,864,439	$1,631,284	$1,698,965	$2,728,942
AFF Purchase Accounting Adjustments[1]	0	0	1,708	42,657
ADJUSTED TOTAL REVENUE	$1,864,439	$1,631,284	$1,700,673	$2,771,599

[1] Adjustment relates to the net amortization of the fair value premium on acquired finance receivables, which is recognized as an adjustment to interest income on an effective yield basis over the lives of the acquired finance receivables.



FIRSTCASH HOLDINGS, INC.
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P . 3 0F I R S T C A S H H O L D I N G S , I N C . NASDAQ: FCFS GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817 886 6998 GET IN TOUCH WITH US INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817 258 2650 NASDAQ: FCFS